3rd QUARTER 2019 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended September 30, 2019 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of September 30, 2019, ROIC owned 88 shopping centers encompassing approximately 10.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended September 30, 2019 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data Property Acquisitions and Dispositions ………………………….………………………...……………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................ 17 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 18 Leased vs. Billed Summary ………………………………………………………..…............................................................. 19 Investor Information …………………………………………………………..…………………………………………………… 20 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended September 30, 2019 (unaudited, dollars in thousands, except par values and share amounts) 09/30/19 12/31/18 ASSETS: Real Estate Investments: Land $ 884,603 $ 894,240 Building and improvements 2,240,872 2,266,232 3,125,475 3,160,472 Less: accumulated depreciation 370,684 329,207 2,754,791 2,831,265 Mortgage note receivable 13,250 - Real Estate Investments, net 2,768,041 2,831,265 Cash and cash equivalents 6,608 6,076 Restricted cash 2,033 1,373 Tenant and other receivables, net 45,649 46,832 Acquired lease intangible assets, net 62,861 72,109 Prepaid expenses 1,198 4,194 Deferred charges, net 28,814 33,857 Other assets 18,138 7,365 TOTAL ASSETS $ 2,933,342 $ 3,003,071 LIABILITIES: Term loan $ 299,264 $ 299,076 Credit facility 90,335 153,689 Senior Notes 942,496 941,449 Mortgage notes payable 87,773 88,511 Acquired lease intangible liabilities, net 149,528 166,146 Accounts payable and accrued expenses 27,716 15,488 Tenants' security deposits 7,118 7,065 Other liabilities 43,960 23,219 TOTAL LIABILITIES 1,648,190 1,694,643 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 11 Additional paid-in capital 1,461,432 1,441,080 Dividends in excess of earnings (285,221) (256,438) Accumulated other comprehensive income (5,649) 3,561 Total Retail Opportunity Investments Corp. stockholders' equity 1,170,574 1,188,214 Non-controlling interests 114,578 120,214 TOTAL EQUITY 1,285,152 1,308,428 TOTAL LIABILITIES AND EQUITY $ 2,933,342 $ 3,003,071 The Company's Form 10-Q for the quarter ended September 30, 2019, and Form 10-K for the year ended December 31, 2018 should be read in conjunction with the above information. - 4 -

Income Statements

Supplemental Disclosure
Quarter Ended September 30, 2019

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/19	09/30/18	09/30/19	09/30/18
REVENUES:				
Rental revenue [(1)]	$ 71,793	$ 73,028	$ 218,981	$ 216,087
Other income	645	876	2,440	4,553
TOTAL REVENUES	72,438	73,904	221,421	220,640
OPERATING EXPENSES:				
Property operating	10,995	11,150	32,766	32,645
Property taxes	8,113	8,255	24,183	23,988
Depreciation and amortization	24,163	25,335	73,367	75,883
General and administrative expenses	4,448	3,770	13,674	11,291
Other expense	47	46	1,364	389
TOTAL OPERATING EXPENSES	47,766	48,556	145,354	144,196
Gain on sale of real estate	10,357	5,890	13,175	5,890
OPERATING INCOME	35,029	31,238	89,242	82,334
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(15,401)	(15,591)	(46,685)	(46,761)
NET INCOME	19,628	15,647	42,557	35,573
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(1,770)	(1,453)	(3,864)	(3,338)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 17,858	$ 14,194	$ 38,693	$ 32,235
NET INCOME PER COMMON SHARE - BASIC	$ 0.16	$ 0.12	$ 0.34	$ 0.28
NET INCOME PER COMMON SHARE - DILUTED	$ 0.16	$ 0.12	$ 0.34	$ 0.28
Weighted average common shares outstanding - basic	113,814	112,800	113,726	112,378
Weighted average common shares outstanding - diluted	125,541	124,826	125,498	124,410
[(1)] RENTAL REVENUE				
Base rents	$ 51,472	$ 51,415	$ 154,298	$ 151,743
Recoveries from tenants	16,690	16,455	50,662	49,087
Straight-line rent	924	1,485	2,650	4,366
Amortization of above- and below-market rent	3,087	3,673	13,025	10,891
Bad debt	(380)	-	(1,654)	-
TOTAL RENTAL REVENUE	$ 71,793	$ 73,028	$ 218,981	$ 216,087

The Company's Form 10-Q for the quarters ended September 30, 2019 and September 30, 2018 should be read in conjunction with the above information.
In connection with the adoption of the lease accounting standard ASU No. 2016-2, effective January 1, 2019, previously capitalized internal leasing costs are now expensed and included in General and administrative expenses. These costs amounted to $338,000 and $949,000 for the three and nine months ended September 30, 2018, respectively. In addition, bad debt is now classified as an offset to revenue instead of being included in Property operating expenses.

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Funds From Operations

Supplemental Disclosure
Quarter Ended September 30, 2019

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/19	09/30/18	09/30/19	09/30/18
Funds from Operations (FFO) [(1)] ***:***				
Net income attributable to ROIC common stockholders	$ 17,858	$ 14,194	$ 38,693	$ 32,235
Plus:				
Depreciation and amortization expense	24,163	25,335	73,367	75,883
Less:				
Gain on sale of real estate	(10,357)	(5,890)	(13,175)	(5,890)
FUNDS FROM OPERATIONS - BASIC	31,664	33,639	98,885	102,228
Net income attributable to non-controlling interests	1,770	1,453	3,864	3,338
FUNDS FROM OPERATIONS - DILUTED	$ 33,434	$ 35,092	$ 102,749	$ 105,566
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.28	$ 0.30	$ 0.87	$ 0.91
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.28	$ 0.82	$ 0.85
Weighted average common shares outstanding - basic	113,814	112,800	113,726	112,378
Weighted average common shares outstanding - diluted	125,541	124,826	125,498	124,410
Common dividends per share	$ 0.1970	$ 0.1950	$ 0.5910	$ 0.5850
FFO Payout Ratio	73.0%	69.6%	72.1%	68.8%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (924)	$ (1,485)	$ (2,650)	$ (4,366)
Above/below market rent amortization, net	(3,087)	(3,673)	(13,025)	(10,891)
Non-cash interest expense	73	303	450	1,373
Deferred financing costs and mortgage premiums, net	520	460	1,553	1,386
Stock based compensation	2,234	1,996	6,124	5,415
Capital Expenditures				
Tenant improvements	$ 5,335	$ 4,638	$ 16,032	$ 12,176
Leasing commissions	306	581	807	1,589
Building improvements	345	681	676	1,671
Reimbursable property improvements	1,203	682	2,408	2,018
Pad and other development	1,497	522	3,819	2,949
Value enhancing tenant improvements	697	534	4,182	7,173

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended September 30, 2019

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Casitas Plaza Shopping Center	$	7,041	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace		17,757	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads		26,000	4.73%	3.82%	04/06/24	1.8%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	2.5%
Net unamortized premiums/deferred financing charges		1,475				
Total Mortgage Debt		87,773	4.34%	3.76%	4.6 Years (WA)	6.0%
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00%	5.21%	12/15/23	17.5%
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	17.5%
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	14.0%
Senior Notes Due 2027		250,000	4.19%	4.19%	12/15/27	17.5%
Net unamortized discounts/deferred financing charges		(7,504)				
Total Unsecured Senior Notes		942,496	4.30%	4.41%	6.1 Years (WA)	66.5%
Term Loan:						
Interest rate swaps		100,000	3.69%	3.69%	8/31/2022	7.0%
Interest rate swaps		200,000	2.84%	2.84%	8/31/2022	14.0%
Total Term Loan		300,000	3.12%	3.12%	2.9 Years (WA)	21.0%
Total Fixed Rate Debt		**1,330,269**	**4.04%**	**4.08%**	**5.3 Years (WA)**	**93.5%**
Variable Rate Debt						
Credit Facility		92,000	3.05%	3.05%	09/08/21 [(1)]	6.5%
Net unamortized deferred financing charges		(1,665)				
Credit Facility, net		90,335				
Term Loan		300,000			09/08/22	
Net unamortized deferred financing charges		(736)				
Term Loan, net		299,264				
Interest rate swaps - Term loan		(300,000)				
Total Variable Rate Debt		**89,599**	**3.05%**	**3.05%**	**1.9 Years (WA)**	**6.5%**
TOTAL DEBT	**$**	**1,419,868**	**3.98%**	**4.02%**	**5.1 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		(1,714)				
Net unamortized discounts on notes		4,021				
Net unamortized deferred financing charges		6,123				
Total Principal Debt	**$**	**1,428,298**				

(1) Does not include extension options available to ROIC.

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Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended September 30, 2019 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2019 $ 141 $ - $ - $ - $ - $ 141 0.0% 2020 577 - - - - 577 0.0% (1) 2021 717 - 92,000 - - 92,717 6.6% 2022 1,003 23,129 - 300,000 - 324,132 22.7% 2023 686 - - - 250,000 250,686 17.5% 2024 708 26,000 - - 250,000 276,708 19.4% 2025 550 32,787 - - - 33,337 2.3% 2026 - - - - 200,000 200,000 14.0% 2027 - - - - 250,000 250,000 17.5% $ 4,382 $ 81,916 $ 92,000 $ 300,000 $ 950,000 $ 1,428,298 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 84 9,549,889 94.5% Encumbered properties 4 552,472 5.5% 88 10,102,361 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,342,000 94.0% Secured principal debt 86,298 6.0% Total Principal Debt $ 1,428,298 100.0% (1) Does not include extension options available to ROIC. - 8 -

Supplemental Disclosure
Quarter Ended September 30, 2019

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	09/30/19	06/30/19	03/31/19	12/31/18	09/30/18
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.2x	3.1x	3.4x	3.4x	3.3x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.2x	3.1x	3.3x	3.4x	3.2x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.2x	7.5x	7.3x	7.1x	7.2x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.0x	7.2x	7.1x	7.2x	7.2x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	38.4%	41.0%	40.5%	42.9%	38.7%
Total principal debt/total equity market capitalization	62.2%	69.4%	68.2%	75.2%	63.2%
Total principal debt/total book assets	48.7%	50.1%	49.4%	49.7%	48.9%
Total principal debt/undepreciated book value	43.2%	44.7%	44.3%	44.8%	44.3%
Secured principal debt/undepreciated book value	2.6%	2.6%	2.6%	2.6%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	114,700	113,681	113,681	113,441	113,431
Operating partnership units (OP units) outstanding	11,227	11,407	11,407	11,477	11,574
Common stock price per share	$ 18.23	$ 17.13	$ 17.34	$ 15.88	$ 18.67
Total equity market capitalization	$ 2,295,641	$ 2,142,752	$ 2,169,021	$ 1,983,698	$ 2,333,843
Total principal debt	1,428,298	1,487,435	1,478,570	1,492,708	1,473,841
TOTAL MARKET CAPITALIZATION	$ 3,723,939	$ 3,630,187	$ 3,647,591	$ 3,476,406	$ 3,807,684
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	45.8%	46.5%	46.1%	46.6%	46.2%
Total secured debt to total assets not to exceed 40%	2.8%	2.8%	2.8%	2.8%	2.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	219.0%	215.5%	217.7%	215.0%	217.2%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.3x	3.3x	3.3x	3.3x	3.4x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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Supplemental Disclosure Property Acquisitions and Dispositions Quarter Ended September 30, 2019 (dollars in thousands) Dispositions Date Owned Shopping Centers Location Sold Sales Amount GLA 1Q 2019 Vancouver Market Center Vancouver, WA 02/15/19 $ 17,000 118,385 2Q 2019 Norwood Shopping Center Sacramento, CA 05/01/19 $ 13,500 85,706 3Q 2019 Morada Ranch Stockton, CA 08/01/19 $ 30,000 101,842 Total 2019 Dispositions $ 60,500 305,933 - 10 -

Supplemental Disclosure
Quarter Ended September 30, 2019

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [(1)]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$ 1,818	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	98.8%	2,457	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	98.5%	3,004	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	97.4%	1,892	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	94.2%	1,308	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,217	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	96.4%	2,275	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,486	98.9%	3,918	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	100.0%	2,689	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	100.0%	13,168	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[(2)], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	96.2%	2,028	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	94.4%	2,339	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	88.4%	2,457	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	97.4%	4,570	Sprouts Market, Kroger (Ralph's) Supermarket [(2)], Rite Aid Pharmacy [(2)]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	83.9%	2,050	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	96.9%	1,770	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	95.5%	3,237	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	91.0%	4,781	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	95.2%	1,268	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	94.7%	3,476	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,740**	**96.6%**	**$ 62,722**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	93.4%	$ 2,119	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,840	Safeway (Vons) Supermarket, CVS Pharmacy [(2)]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	96.3%	2,861	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	109,046	98.6%	2,097	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	98.8%	2,734	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	92.5%	4,289	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,477	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	96.3%	3,188	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	96.9%	2,944	Smart & Final Extra Supermarket
Orange Country metro area total					**1,087,097**	**96.6%**	**$ 24,549**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	176,001	97.1%	$ 3,466	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,272	100.0%	2,654	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,477	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	100.0%	2,084	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	946	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	96.0%	3,048	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	131,252	97.1%	3,170	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**689,910**	**97.9%**	**$ 16,845**	
Southern California Totals					**4,718,747**	**96.8%**	**$ 104,116**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
*Denotes properties in same center pool for 3Q 2019.

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Supplemental Disclosure
Quarter Ended September 30, 2019

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	99.3%		2,798	SaveMart (Lucky) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	97.6%		2,243	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,387	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		554	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,306	92.1%		2,669	Grocery Outlet Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,342	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	98.8%		2,413	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	97.8%		2,529	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,638	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,228	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	100.0%		2,791	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	62,007	100.0%		2,340	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	87.9%		946	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	90.1%		1,622	REI, Cost Plus World Market
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	100.0%		1,477	Safeway Supermarket
San Francisco metro area total					**1,291,324**	**97.8%**	**$**	**31,448**	
Sacramento metro area									
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	88.0%	$	2,602	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	88.1%		953	CVS Pharmacy
Sacramento metro area total					**287,759**	**88.0%**	**$**	**3,555**	
Northern California Totals					**1,579,083**	**96.0%**	**$**	**35,003**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 3Q 2019.

- 12 -

Supplemental Disclosure
Quarter Ended September 30, 2019

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	845	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,485	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%		2,462	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%		1,875	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%		1,969	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	93.8%		2,490	WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	100.0%		1,768	Central Supermarket, Marshall's, Pier 1
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%		2,817	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	475,413	99.5%		10,928	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		3,321	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	99.1%		2,590	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	109,800	100.0%		2,323	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%		2,885	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	95.8%		857	Kroger (QFC) Supermarket
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%		1,032	Thriftway Supermarket
Seattle metro area total					**1,944,099**	**99.3%**	**$**	**40,337**	
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0%	$	3,747	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%		1,841	Kroger (Fred Meyer) Supermarket (2)
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%		1,775	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%		1,761	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,287	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%		1,382	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,585	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%		1,068	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%		2,038	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	98.9%		2,807	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%		1,491	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%		1,581	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,269	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%		829	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	116,420	100.0%		1,988	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%		2,218	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	95.1%		923	Grocery Outlet Supermarket
Portland metro area total					**1,749,754**	**99.7%**	**$**	**31,590**	
Pacific Northwest Totals					**3,693,853**	**99.5%**	**$**	**71,927**	
TOTAL SHOPPING CENTERS					**9,991,683**	**97.7%**	**$**	**211,046**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

Note: Property Portfolio excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

*Denotes properties in same center pool for 3Q 2019.

- 13 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended September 30, 2019

(unaudited, dollars in thousands)

	Three Months Ended				Nine Months Ended			
	09/30/19	09/30/18	$ Change	% Change	09/30/19	09/30/18	$ Change	% Change
Number of shopping centers included in same-center analysis (1)	87	87			85	85		
Same-center occupancy	97.7%	97.9%		(0.2)%	97.8%	97.9%		(0.1)%
REVENUES:								
Base rents	$ 50,994	$ 49,349	$ 1,645	3.3%	$ 150,279	$ 144,668	$ 5,611	3.9%
Percentage rent	182	85	97	114.1%	312	281	31	11.0%
Recoveries from tenants	16,348	15,937	411	2.6%	49,055	47,126	1,929	4.1%
Other property income	456	827	(371)	(44.9)%	1,895	2,109	(214)	(10.1)%
Bad debt (2)	(209)	-	(209)	N/A	(1,112)	-	(1,112)	N/A
TOTAL REVENUES	67,771	66,198	1,573	2.4%	200,429	194,184	6,245	3.2%
OPERATING EXPENSES:								
Property operating expenses	11,075	10,538	537	5.1%	32,674	30,946	1,728	5.6%
Bad debt (2)	-	388	(388)	N/A	-	702	(702)	N/A
Property taxes	7,990	7,981	9	0.1%	23,411	23,201	210	0.9%
TOTAL OPERATING EXPENSES	19,065	18,907	158	0.8%	56,085	54,849	1,236	2.3%
SAME-CENTER CASH NET OPERATING INCOME	**$ 48,706**	**$ 47,291**	**$ 1,415**	**3.0%**	**$ 144,344**	**$ 139,335**	**$ 5,009**	**3.6%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION

	Three Months Ended 09/30/19	Three Months Ended 09/30/18	Nine Months Ended 09/30/19	Nine Months Ended 09/30/18
GAAP Operating Income	$ 35,029	$ 31,238	$ 89,242	$ 82,334
Depreciation and amortization	24,163	25,335	73,367	75,883
General and administrative expenses	4,448	3,770	13,674	11,291
Other expense	47	46	1,364	389
Gain on sale of real estate	(10,357)	(5,890)	(13,175)	(5,890)
Straight-line rent	(924)	(1,485)	(2,650)	(4,366)
Amortization of above- and below-market rent	(3,087)	(3,673)	(13,025)	(10,891)
Property revenues and other expenses (3)	(161)	(95)	39	41
TOTAL COMPANY CASH NET OPERATING INCOME	49,158	49,246	148,836	148,791
Non Same-Center Cash NOI	(452)	(1,955)	(4,492)	(9,456)
SAME-CENTER CASH NET OPERATING INCOME	**$ 48,706**	**$ 47,291**	**$ 144,344**	**$ 139,335**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) In connection with the adoption of the lease accounting standard ASU No. 2016-2, effective January 1, 2019, bad debt is now classified as an offset to revenue instead of being included in operating expenses.
(3) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.
Note: Analysis excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

- 14 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Top Ten Tenants Quarter Ended September 30, 2019 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.7% $ 11,774 5.6% 2 Kroger Supermarkets 12 511,240 5.2% 7,500 3.5% 3 Rite Aid Pharmacy 12 232,586 2.4% 3,080 1.5% 4 JP Morgan Chase 21 95,163 1.0% 3,001 1.4% 5 SaveMart Supermarkets 4 187,639 1.9% 2,901 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,819 1.3% 7 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 8 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,655 1.3% 9 Trader Joe's 8 96,714 1.0% 2,588 1.2% 10 H-Mart Supermarkets 3 147,040 1.5% 2,400 1.1% Top 10 Tenants Total 96 2,751,043 28.1% $ 41,465 19.6% Other Tenants 1,843 7,018,668 71.9% 170,109 80.4% Total Portfolio 1,939 9,769,711 100.0% $ 211,574 100.0% - 15 -

Supplemental Disclosure
Quarter Ended September 30, 2019

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [(1)]

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	2	55,004	0.6%	$ 790	0.4%	$ 14.37
2020	8	291,423	3.0%	3,302	1.6%	11.33
2021	14	425,104	4.4%	5,095	2.4%	11.99
2022	18	530,799	5.4%	7,055	3.3%	13.29
2023	26	836,758	8.6%	13,312	6.3%	15.91
2024	16	595,384	6.1%	9,611	4.5%	16.14
2025	15	512,900	5.2%	6,449	3.0%	12.57
2026	9	336,444	3.4%	4,707	2.2%	13.99
2027	7	144,682	1.5%	2,060	1.0%	14.24
2028	14	514,446	5.3%	9,342	4.4%	18.16
2029+	32	1,156,299	11.8%	18,804	8.9%	16.26
	161	5,399,243	55.3%	$ 80,527	38.0%	$ 14.91

Non-Anchor Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	49	90,487	0.9%	$ 2,720	1.3%	$ 30.06
2020	237	488,660	5.0%	14,041	6.6%	28.73
2021	294	608,069	6.2%	18,247	8.6%	30.01
2022	280	618,528	6.3%	18,909	8.9%	30.57
2023	269	627,714	6.4%	19,468	9.2%	31.01
2024	252	597,115	6.1%	18,077	8.6%	30.27
2025	109	330,895	3.4%	9,040	4.3%	27.32
2026	68	207,729	2.1%	6,178	2.9%	29.74
2027	59	197,577	2.0%	5,691	2.7%	28.81
2028	59	188,021	1.9%	6,536	3.1%	34.76
2029+	102	415,673	4.4%	12,140	5.8%	29.20
	1,778	4,370,468	44.7%	$ 131,047	62.0%	$ 29.98

All Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	51	145,491	1.5%	$ 3,510	1.7%	$ 24.13
2020	245	780,083	8.0%	17,343	8.2%	22.23
2021	308	1,033,173	10.6%	23,342	11.0%	22.59
2022	298	1,149,327	11.7%	25,964	12.2%	22.59
2023	295	1,464,472	15.0%	32,780	15.5%	22.38
2024	268	1,192,499	12.2%	27,688	13.1%	23.22
2025	124	843,795	8.6%	15,489	7.3%	18.36
2026	77	544,173	5.5%	10,885	5.1%	20.00
2027	66	342,259	3.5%	7,751	3.7%	22.65
2028	73	702,467	7.2%	15,878	7.5%	22.60
2029+	134	1,571,972	16.2%	30,944	14.7%	19.68
	1,939	9,769,711	100.0%	$ 211,574	100.0%	$ 21.66

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

Supplemental Disclosure
Quarter Ended September 30, 2019

Leasing Summary

	For the Three Months Ended September 30, 2019			For the Nine Months Ended September 30, 2019		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	37	1	38	90	2	92
Gross Leasable Area (sq. ft.)	85,586	40,000	125,586	225,086	61,440	286,526
Initial Base Rent ($/sq. ft.) [1]	$ 27.74	$ 19.50	$ 25.12	$ 26.54	$ 18.45	$ 24.80
Tenant Improvements ($/sq. ft.)	$ 3.08	$ -	$ 2.10	$ 3.25	$ -	$ 2.55
Leasing Commissions ($/sq. ft.)	$ 5.36	$ -	$ 3.65	$ 3.71	$ 1.74	$ 3.29
Weighted Average Lease Term (Yrs.) [2]	10.1	15.5	11.8	7.5	15.5	9.2
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	54	4	58	185	11	196
Gross Leasable Area (sq. ft.)	114,497	135,891	250,388	357,985	362,601	720,586
Initial Base Rent ($/sq. ft.) [1]	$ 32.72	$ 9.99	$ 20.39	$ 32.64	$ 14.21	$ 23.36
Tenant Improvements ($/sq. ft.)	$ 1.89	$ 1.42	$ 1.63	$ 1.66	$ -	$ 0.83
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.15	$ -	$ 0.07
Weighted Average Lease Term (Yrs.) [2]	5.2	5.7	5.5	5.3	6.1	5.7
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	91	5	96	275	13	288
Gross Leasable Area (sq. ft.)	200,083	175,891	375,974	583,071	424,041	1,007,112
Initial Base Rent ($/sq. ft.) [1]	$ 30.59	$ 12.16	$ 21.97	$ 30.28	$ 14.82	$ 23.77
Tenant Improvements ($/sq. ft.)	$ 2.40	$ 1.09	$ 1.79	$ 2.28	$ 1.74	$ 2.05
Leasing Commissions ($/sq. ft.)	$ 2.29	$ -	$ 1.22	$ 1.52	$ 0.25	$ 0.99
Weighted Average Lease Term (Yrs.) [2]	7.2	7.9	7.5	6.1	7.5	6.7

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure
Quarter Ended September 30, 2019

Same-Space Comparative Leasing Summary

	For the Three Months Ended September 30, 2019			For the Nine Months Ended September 30, 2019		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	21	1	22	56	2	58
Comparative GLA (sq. ft.) (1)	47,999	40,000	87,999	117,915	61,440	179,355
Prior Base Rent ($/sq. ft.) (2)	$ 25.05	$ 11.50	$ 18.89	$ 26.75	$ 9.08	$ 20.69
Initial Base Rent ($/sq. ft.)	$ 30.75	$ 19.50	$ 25.63	$ 31.91	$ 18.45	$ 27.30
Percentage Change in Base Rents	22.7%	69.6%	35.7%	19.3%	103.3%	31.9%
Tenant Improvements ($/sq. ft.)	$ 3.37	$ -	$ 1.84	$ 3.51	$ -	$ 2.31
Leasing Commissions ($/sq. ft.)	$ 5.13	$ -	$ 2.80	$ 4.40	$ 1.74	$ 3.49
Weighted Average Lease Term (Yrs.) (3)	10.1	15.5	12.6	8.0	15.5	10.6

Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	54	4	58	185	11	196
Comparative GLA (sq. ft.)	114,497	135,891	250,388	357,985	362,601	720,586
Prior Base Rent ($/sq. ft.) (2)	$ 30.28	$ 9.06	$ 18.76	$ 29.96	$ 12.36	$ 21.10
Initial Base Rent ($/sq. ft.)	$ 32.72	$ 9.99	$ 20.39	$ 32.64	$ 14.21	$ 23.36
Percentage Change in Base Rents	8.1%	10.3%	8.7%	9.0%	14.9%	10.7%
Tenant Improvements ($/sq. ft.)	$ 1.89	$ 1.42	$ 1.63	$ 1.66	$ 2.04	$ 1.85
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.15	$ -	$ 0.07
Weighted Average Lease Term (Yrs.) (3)	5.2	5.7	5.5	5.3	6.1	5.7

Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	75	5	80	241	13	254
Comparative GLA (sq. ft.) (1)	162,496	175,891	338,387	475,900	424,041	899,941
Prior Base Rent ($/sq. ft.) (2)	$ 28.73	$ 9.61	$ 18.80	$ 29.16	$ 11.89	$ 21.02
Initial Base Rent ($/sq. ft.)	$ 32.14	$ 12.16	$ 21.75	$ 32.46	$ 14.82	$ 24.15
Percentage Change in Base Rents	11.8%	26.4%	15.7%	11.3%	24.7%	14.9%
Tenant Improvements ($/sq. ft.)	$ 2.33	$ 1.09	$ 1.69	$ 2.12	$ 1.74	$ 1.94
Leasing Commissions ($/sq. ft.)	$ 1.52	$ -	$ 0.73	$ 1.20	$ 0.25	$ 0.75
Weighted Average Lease Term (Yrs.) (3)	6.5	7.9	7.2	5.9	7.5	6.7

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Leased vs. Billed Summary Quarter Ended September 30, 2019 (dollars in thousands) 09/30/19 06/30/19 03/31/19 % leased at beginning of quarter 97.9% 97.8% 97.7% % billed at beginning of quarter 95.3% 95.2% 94.9% ABR of new leases signed/not yet commenced - at beginning of quarter $ 6,247 $ 6,520 $ 6,804 less: ABR of new leases commenced during quarter (2,156) (1,872) (2,010) plus: ABR of new leases signed during quarter 1,854 1,599 1,726 ABR of new leases signed/not yet commenced - at end of quarter $ 5,945 $ 6,247 $ 6,520 % leased at end of quarter 97.7% 97.9% 97.8% % billed at end of quarter 95.1% 95.3% 95.2% ABR of new leases commenced during quarter - actual cash received $ 247 $ 371 $ 283 - 19 -

Supplemental Disclosure Investor Information Quarter Ended September 30, 2019 Retail Opportunity Investments Corp. www.roireit.net Investor Relations: Transfer Agent: NASDAQ: ROIC Ashley Rubino Constance Adams 11250 El Camino Real, Suite 200 arubino@roireit.net ComputerShare San Diego, CA 92130 858.255.4913 constance.adams@computershare.com Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal Jeremy Metz 212.885.4053 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. Barry Oxford 212.240.9871 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Jonathan Petersen 212.284.1705 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 - 20 -